                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /x/
Filed by Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement                        / /  Confidential, for Use of the Commission Only
                                                       (as permitted by Rule 14a-6(e)(2))

/x/ Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Producers Entertainment Group Ltd.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /x/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------


     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identfy the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

     (3) Filing Party:

- --------------------------------------------------------------------------------

     (4) Date Filed:

- --------------------------------------------------------------------------------

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                             9150 Wilshire Boulevard
                         Beverly Hills, California 90212

            NOTICE OF SPECIAL MEETING (IN LIEU OF ANNUAL MEETING) OF
                                  STOCKHOLDERS

                             TO BE HELD MAY 29, 1996


         PLEASE TAKE NOTICE that a Special Meeting (in lieu of Annual Meeting) of Stockholders of the Producers Entertainment Group Ltd., a Delaware corporation (the "Corporation"), will be held at the Wilshire Room of the Radisson Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, at 9:30 A.M., California time, on May 29, 1996 for the following purposes:

         1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

         2. To consider and vote upon a proposal to approve the Corporation's 1995 Stock Option Plan.

         3. To consider and vote upon a proposed amendment to the Corporation's Certificate of Incorporation to effect a reverse split of the Corporation's issued and outstanding Common Stock, $.001 par value per share, whereby each four (4) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock, $.001 par value, and, in that connection, to effect a proportionate reduction in the Corporation's stated capital.

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

              The Board of Directors has fixed the close of business on April 22, 1996 as the record date for the determination of Stockholders of the Corporation entitled to notice of and to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. ANY STOCKHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT BY WRITTEN NOTICE ADDRESSED TO AND RECEIVED BY THE SECRETARY OF THE CORPORATION PRIOR TO ITS EXERCISE, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. THE MERE PRESENCE AT THE MEETING OF THE PERSON APPOINTING A PROXY DOES NOT REVOKE THE PRIOR GRANT OF A PROXY.


Beverly Hills, California
May 2, 1996

                                       By Order of the Board of Directors
                                       Arthur Bernstein, Secretary

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                             9150 Wilshire Boulevard
                         Beverly Hills, California 90212

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Producers Entertainment Group Ltd., a Delaware corporation (the "Corporation"), for use at the a Special Meeting (in lieu of the Annual Meeting) of Stockholders of the Corporation to be held on May 29, 1996 at the Wilshire Room of the Radisson Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, at 9:30 A.M., California time, and at any adjournments thereof (the "Meeting"). Stockholders of record as of the close of business on April 22, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, the Corporation had 12,971,481 shares of Common Stock, par value $.001 per share (the "Common Stock"), issued and outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one vote with respect to any matter presented to the Meeting.


         If proxies in the accompanying form are properly executed and returned, unless contrary instructions are indicated thereon, the shares of Common Stock represented thereby will be voted: (a) for the election of the five (5) nominees named below as directors; (b) for the adoption of the Corporation's 1995 Stock Option Plan (the "1995 Plan"); (c) for the adoption of an amendment to the Certificate of Incorporation of the Corporation effecting a reverse split of the Common Stock on the basis of one (1) new share of Common Stock for each four (4) shares of Common Stock issued as of the effective date of such amendment (the "Reverse Split"); and (d) in the discretion of the persons named in the enclosed form of Proxy on any other proposals to properly come before the Meeting or any adjournments thereof. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

         The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will be necessary to constitute a quorum. Directors shall be elected by a plurality of the votes cast by the shares of Common Stock present in person or represented by Proxy at the Meeting. The approval of the 1995 Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Meeting. The approval of the amendment to the Corporation's Certificate of Incorporation effecting the Reverse Split requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

         Information with respect to beneficial ownership of Common Stock by directors and officers of the Corporation is set forth under the captions "Principal Stockholders" and "Security Ownership of Management."


         The approximate date of mailing of this Proxy Statement is expected to be May 2, 1996.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL NO. 1:    ELECTION OF DIRECTORS

         Five (5) directors are to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. It is the intention of the persons named in the enclosed form of Proxy to vote the shares of Common Stock represented thereby for the election as directors of the persons named in the table below unless otherwise specified in the Proxy. In the event that any of the nominees named below should become unavailable or unable to serve as a director, it is intended that the persons named in the Proxy will vote for the election, in his place and stead, of any substitute nominee who shall be designated by the Board. The Board has no reason to believe that it will be necessary to designate any substitute nominees.

         The following table contains information regarding all nominees for election as directors of the Corporation:

                                          Principal Occupation(s) or                             Director
   Name/Age                          Employment During Past Five Years                             Since
   --------                          ---------------------------------                             -----

Irwin Meyer/60           Director of the Corporation since its inception in 1989,                  1989
                         President and Chief Executive Officer since February
                         1995 and Chairman of the Board since April 1996. In February
                         1990, Mr. Meyer became Co-Chairman of the Board of the
                         Corporation and , in January 1991, he became Chairman
                         of the Board of the Corporation, a position he held
                         until June 1992. From 1988 to July 1994, Mr. Meyer was
                         a director of Ventura Entertainment Group Ltd., the
                         Corporation's former parent ("Ventura"), and , from May
                         1988 to December 1990, he was President of Ventura. Mr.
                         Meyer was an executive producer of four of the
                         Corporation's made-for-television movies. Mr. Meyer was
                         nominated for the Producer of the Year by the Producers
                         Guild of America in 1995. In 1977, he produced the
                         musical Annie for which he received the Antoinette
                         Perry ("Tony") Award, the New York Drama Critics Circle
                         Award , the Drama Desk Award, the Outer Critics Circle
                         Award and the Cue Magazine Golden Apple Award. Mr.
                         Meyer is a member of the Academy of Motion Picture Arts
                         and Sciences and the Academy of Television Arts and
                         Sciences. He holds a B.S. from New York University.

Arthur                   A director of the Corporation since February 1995, Mr                   February
Bernstein/33             Bernstein served as Vice President - Business and Legal                   1995
                         Affairs of the Corporation from September 1991 to June
                         1992 and has served as Senior Vice President since June
                         1992. From July 1989 to August 1991, Mr. Bernstein was
                         Director of Legal and Business Affairs for New World
                         Entertainment Ltd. From 1987 to June 1989, he was
                         Assistant General Counsel of Four Star International,
                         Inc. Mr. Bernstein received a Bachelor of Science degree
                         in finance and marketing from Philadelphia College of
                         Textiles and Sciences in 1984 and a Juris Doctorate
                         degree from Temple University in 1987.

                                          Principal Occupation(s) or                             Director
   Name/Age                          Employment During Past Five Years                             Since
   --------                          ---------------------------------                             -----

Michael Levy/55          A director of the Corporation since February 1995. Mr.                  February
                         Levy began his career as a theatrical agent in 1964.                      1995
                         He represented numerous important actors (Angelica Huston,
                         Debra Winger, Sophia Loren, Peter O'Toole) and directors
                         (Milos Forman, Sidney Sheldon, Billy Wilder, Ingmar Bergman)
                         and has been responsible for packaging major motion
                         pictures and television series.  Mr. Levy left the agency
                         business in 1981 to become President and CEO of the CBS
                         Theatrical Film Group, a division of CBS Entertainment.
                         In 1984, Mr. Levy formed his own production company and
                         has produced a number of theatrical feature films including
                         "Gardens of Stone" (Tri-Star), "Masquerade" (MGM), "Prelude
                         to a Kiss" (20th Century Fox) and "Eye for an Eye"
                         (Paramount).   In 1993 Mr. Levy expanded his Company's
                         activities to include the management of actors, writers
                         and directors.

Ben                      A nominee for director.  Mr. Lichtenberg is currently a                   ---
Lichtenberg/41           Managing Director of First Colonial Securities Group, a
                         full-service national investment firm headquartered in New
                         Jersey. Prior to joining First Colonial in 1992, Mr.
                         Lichtenberg served in similar capacities with other investment firms, including Butcher & Singer and Bryn Mawr Investment
                         Group. Prior thereto, he was employed as a certified public accountant with an international accounting firm. Mr.
                         Lichtenberg is a graduate of the Wharton School of the
                         University of Pennsylvania.

Michael D.               A nominee for director.  Mr. Dempsey is a senior partner                  ---
Dempsey/53               of the law firm of Dempsey & Johnson, P.C., Los Angeles.
                         Prior to his founding such firm, he was a partner at various other firms, including Lillick, McHose & Charles (now merged into Pilsbury, Madison & Sutro); Finley, Kumble, Underberg,
                         Wagner, Heine, Manley, Myerson & Casey; Myerson & Kuhn; and
                         Shea & Gould. Mr. Dempsey has been a practicing attorney for over 25 years. He graduated magna cum laude from San Fernando
                         Valley State College (now California State University --
                         Northridge) and holds a Juris Doctor degree from the
                         University of California Los Angeles School of Law.

MEETINGS OF THE BOARD AND COMMITTEES

         Since commencement of the Corporation's fiscal year ended June 30, 1995, the Board held a total of 12 meetings. During such period, each of the incumbent directors attended at least 75% of the meetings held by the Board during the period in which he served as a director, except for Ronald Lightstone who attended approximately 56% of the Board meetings held since he became a director in June 1995. See "Litigation with Ronald Lightstone."

         The Corporation does not have a standing Audit Committee, Nominating Committee or Compensation Committee or any committees performing similar functions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the Federal Securities laws, the Corporation's directors and executive officers and any persons holding more than 10 percent of the Corporation's outstanding Common Stock are required to report their ownership of such Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Corporation, all such required reports were filed on a timely basis through June 30, 1995, except that each of Messrs. Lightstone and Weber were late in filing a Form 3 report upon becoming an executive officer of the Corporation in June 1995, and Arthur Bernstein did not timely file two Form 4 reports during the Corporation's fiscal year ended June 30, 1995, one Form 4 report during the current fiscal year and four Form 4 reports in prior fiscal years.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information, as of April 22, 1996, with respect to holdings of the Corporation's Common Stock by each person known by the Corporation to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of that date. As of such date, the Corporation had issued and outstanding 12,971,481 shares of Common Stock. Each beneficial owner has sole voting and investment power with respect to the Common Stock set forth opposite his or her name in the following table:

Name and Address of                         Amount and Nature of               Percent of Outstanding
Beneficial Owner                        Beneficial Ownership (1)(3)                 Common Stock
- -------------------                     ---------------------------                 ------------

Mountaingate Productions, LLC                   2,283,334(2)                            17.2%
12610 Promontory Road
Los Angeles, CA 90049

- -------------------

(1) If stockholders approve the one-for-four Reverse Split described under Proposal No. 3 elsewhere in this Proxy Statement, the number of shares of Common Stock owned beneficially by the stockholders named in the foregoing table will be adjusted accordingly upon the effectiveness of such Reverse Split.

(2) Includes 2,000,000 shares of Common Stock purchased by Mountaingate Productions, LLC, a California limited liability company ("Mountaingate"), in November 1995 and currently exercisable options to purchase 141,667 shares of Common Stock held by each of Alison Meyer and Patricia Meyer, the sole members of Mountaingate. Alison and Patricia Meyer are the adult children of Irwin Meyer. See "Executive Compensation -- Stock Purchases." Irwin Meyer has no direct or indirect economic interest in any such securities and he expressly disclaims beneficial ownership of the shares of Common Stock owned by Mountaingate and the options held by Alison Meyer and Patricia Meyer.

(3) See also "Executive Compensation -- Stock Purchase" and "Litigation with Ronald Lightstone."

                        SECURITY OWNERSHIP OF MANAGEMENT


         The following table sets forth certain information as of April 22, 1996 with respect to holdings of the Corporation's Common Stock beneficially owned by each of the Corporation's incumbent directors, nominees for director and named executive officers (including certain key independent contractors) and by all officers, directors, nominees and key independent contractors of the Corporation as a group. As of such date, the Corporation has issued and outstanding 12,971,481 shares of Common Stock.



Name and Address of                           Amount and Nature of
Beneficial Owner (1)                       Beneficial Ownership (2)(3)             Percent of Class (3)
- --------------------                       ---------------------------             --------------------

Irwin Meyer                                            0 (4)                                 0 (4)

Michael Levy                                        75,000 (5)                                *

Ben Lichtenberg                                    35,618(6)(7)                               *

Michael Dempsey                                        0(7)                                   0

Arthur Bernstein                                     75,000 (5)                               *

Officers, directors, nominees                      185,618(4)(5)(6)                         1.4%
as a group
(consisting of 6 persons)


- ---------------------

*        less than 1%

(1) The address of each of Messrs. Meyer, Levy and Bernstein is 9150 Wilshire Boulevard, Beverly Hills, California 90212. The address of Mr. Dempsey is 1925 Century Park East, Ste 2350, Los Angeles, California 90067 and the address of Mr. Lichtenberg is 401 N. Route 73, Marlton, New Jersey 08053.

(2) If stockholders approve the one-for-four Reverse Split described under Proposal No. 3 elsewhere in this Proxy Statement, the number of shares of Common Stock or options owned beneficially by each of the persons named in the foregoing table will be adjusted accordingly upon the effectiveness of such Reverse Split.

(3) See "Executive Compensation -- Stock Purchase" and "Litigation with Ronald Lightstone."

(4) Does not include 2,000,000 shares of Common Stock owned by Mountaingate, of which Mr. Meyer has no direct or indirect economic interest and in which he disclaims any beneficial ownership.

(5) Reflects stock options which are currently exercisable or become exercisable within 60 days of the date hereof.

(6) Includes 10,618 shares of Common Stock and Class B Warrants to purchase 25,000 shares of Common Stock at an exercise price of $2.00 per share, all of which are held by First Colonial Securities Profit Sharing Plan FBO Ben Lichtenberg. Does not include (i) 1,100 shares of the Corporation's Preferred Stock held by such plan FBO Ben Lichtenberg or
         (ii) 13,500 Underwriter's Options held by Mr. Lichtenberg which were transferred to him by First Colonial Securities Corp. following the public offering of such Units by the Corporation in December 1994. Each such Underwriter's Option entitles the holder thereof to purchase one Unit (consisting of one share of Preferred Stock and one Class B Warrant to purchase a share of Common stock at an exercise price of $2.00) at an exercise price of $7.00.

(7) To be granted, upon election to the Board, options to purchase 25,000 shares of the Corporation's Common Stock at an exercise price equal to the market price of a the Common Stock on the Nasdaq SmallCap Market on the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                                 ----------------------
                              ANNUAL COMPENSATION                          AWARDS                     PAYOUTS
                              -------------------                          ------                     --------
NAME AND                                                                  OPTIONS                     ALL OTHER
PRINCIPAL POSITION                 YEAR           SALARY ($)          (# OF SHARES)(12)            COMPENSATION ($)
- ------------------                 ----           ----------          -----------------            ----------------

Irwin Meyer,                       1995            281,000                  (9)                      13,500 (6)
President and Chief                                                                                  18,000 (7)
Executive Officer (1)                                                                                17,250 (8)
                                   1994            260,000                  --                       15,113 (6)
                                                                                                     70,000 (8)
                                                                                                     18,000 (7)
                                   1993            345,000                185,000                    12,000 (7)
                                                                                                     52,000 (10)
Arthur Bernstein                   1995            108,587 (2)            100,000                     6,625 (7)
Senior Vice President              1994            101,058                  --                        6,000 (7)
                                   1993             95,000                  --                        6,000 (7)

Harvey Bibicoff (4)                1995            141,519                300,000                        --
                                   1994            225,000                  --                        9,000 (7)
                                   1993            225,000                  --                        9,000 (7)

Drew Levin                         1995            100,000                  --                           --
President of  DSL                  1994            131,697              1,300,000(11)                    --
Productions Ltd. (5)               1993            131,873                  --                           --

- ------------------------

(1) Includes $260,000 paid to AliPat Productions Ltd. ("AliPat") and Mountaingate Productions, LLC which provided the Corporation with the services of Mr. Meyer and others. See "Agreements with Executive Officers" under this caption. Mr. Meyer became President and Chief Executive Officer of the Corporation in February 1995 and has received compensation of $1,000 per week since that date.

(2)      Includes bonus payment of $12,000.

(4) In February 1995, the Corporation and Mr. Bibicoff agreed to terminate Mr. Bibicoff's employment as the Corporation's Chairman of the Board and Chief Executive Officer and he resigned as an officer and director of the Corporation. At such time, the Corporation entered into a consulting agreement with Bibicoff & Associates pursuant to which the Corporation is entitled to receive consulting services from Mr. Bibicoff. The amounts shown on this table include compensation paid to Mr. Bibicoff as an employee of the Corporation prior to February 1995 and compensation paid to Bibicoff & Associates as a consultant to the Corporation subsequent to February 1995 through the end of the Corporation's 1995 fiscal year. See "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement for a description of the February 1996 agreement among Mr. Bibicoff, Bibicoff & Associates and the Corporation with regard, among other matters, such options.

(5) Includes compensation paid to Mr. Levin by DSL Productions Ltd. ("DSL Productions") prior to the acquisition of DSL Productions by the Corporation in May 1994. Mr. Levin resigned as an officer and director of the Corporation and DSL Productions in February 1995. See "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement.

(6)      Participations in producer fees and net profits on projects produced.

(7)      Automobile allowance.

(8)      Advance against future compensation.

(9)      See "Stock Purchases" under this caption.

(10)     Forgiveness of note receivable.

(11) As a result of the termination of Mr. Levin's employment with the Corporation in February 1995, 900,000 of these options were canceled. The balance of such options were canceled in connection with the settlement litigation involving the Corporation, Mr. Levin and others. See "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement.

(12) If stockholders approve the one-for-four Reverse Split described under Proposal No. 3 elsewhere in this Proxy Statement, the number of shares of Common Stock or options owned by each of the persons named in the foregoing table will be adjusted accordingly.

AGREEMENTS WITH EXECUTIVE OFFICERS

         In November 1995, the Corporation entered into agreements with Irwin Meyer, for his services as Chief Executive Officer of the Corporation, and with Mountaingate for the services of Mr. Meyer and others as producers and/or executive producers and to perform other duties. These agreements with Mr. Meyer and Mountaingate supersede in its entirety the prior agreement between AliPat and the Corporation pursuant to which AliPat provided the Corporation with the services of Mr. Meyer and others. The agreement with Mountaingate provides for annual compensation to Mountaingate of $262,000 plus a $1,500 monthly automobile allowance and the agreement with Mr. Meyer provides for annual compensation to Mr. Meyer of $50,000. The term of each such agreement expires on June 30, 1998. The agreements are terminable by the Corporation in the event of Mr. Meyer's death or disability. In such event, the Corporation shall pay Mountaingate the guarantee fee of $262,000 for one year. The Corporation may also terminate these agreements for Cause (as defined in the agreements). Mountaingate and Mr. Meyer may terminate their respective agreements in the event of a material breach thereof by the Corporation or for Good Reason (as defined in the agreements). In such event, the Corporation shall be obligated to pay all amounts due thereunder for the balance of their respective terms. In the event that the

Corporation materially breaches either agreement after a Change in Control (as defined in the agreements), Mountaingate and Mr. Meyer, respectively, shall be entitled to a lump sum payment equal to three times their then current total compensation. In November 1995, the Corporation also sold 2,000,000 shares of its Common Stock to Mountaingate. See "Stock Purchases" under this caption and "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement. Irwin Meyer has no direct or indirect economic interest in any such securities and he expressly disclaims beneficial ownership of any shares of Common Stock owned by Mountaingate.

         Arthur Bernstein is employed as Senior Vice President of the Corporation pursuant to an employment agreement, as amended, which expires on December 31, 1996. Mr. Bernstein's annual compensation is $105,000 plus a $750 monthly automobile allowance. In connection with the amendment of his employment agreement, Mr. Bernstein received a $12,000 bonus. The agreement is terminable by the Corporation in the event of Mr. Bernstein's death or disability. In such event, the Corporation is obligated to pay the aforesaid compensation for one year. The Corporation may also terminate the employment agreement for Cause (as defined in the agreement). Mr. Bernstein may terminate the agreement in the event of a material breach by the Corporation or for Good Reason (as defined in the agreement). In such event, the Corporation will be obligated to pay him all amounts due thereunder for the balance of its term and all unvested stock options held by him shall vest. In the event of a Change in Control of the Corporation (as defined in the Agreement), all stock options issued to Mr. Bernstein shall vest and the Corporation shall, at Mr. Bernstein's option, purchase shares of Common Stock owned by him at the then market price and shall acquire all of his stock options for the difference between the exercise price of such options and the greater of the price at which the new controlling entity acquired its interest in the Corporation or the then market price of the Common Stock.

STOCK PURCHASES

         In November 1995, the Corporation sold, subject to the vesting requirements described below, 2,000,000 shares of its Common Stock, at a purchase price of $.50 per share, to Mountaingate Productions, LLC, a California limited liability company of which Alison Meyer and Patricia Meyer, the adult daughters of Irwin Meyer, are the sole members ("Mountaingate"). Irwin Meyer has no direct or indirect economic interest in any such securities and he expressly disclaims beneficial ownership of the shares of Common Stock purchased by Mountaingate.

         The purchase price for these shares of Common Stock was paid by Mountaingate by delivery of a promissory note (the "Note") to the Corporation. The Note bears interest at the rate of 7% per annum, compounded semiannually. Twenty five percent (25%) of the amounts due under the Note are with recourse to the purchaser and the remaining seventy five percent (75%) of the amounts due thereunder are without recourse against the purchaser. The entire amount of principal and accrued interest under the Note is secured by a pledge to the Corporation of the Common Stock purchased with the proceeds of such borrowing. Twelve and one-half percent (12.5%) of the original principal amount of the Note, together with interest thereon, is due and payable on April 1, 1997; twelve and one-half percent (12.5%) of the original principal amount of the Note, together with interest thereon, is due and payable on October 1, 1998; and the balance of the principal of and interest on the Note is due and payable on October 1, 2000.

          The shares of Common Stock acquired by Mountaingate are subject to forfeiture to the Corporation (with a corresponding reduction in the Note) in the event the employment of Mr. Meyer is terminated (other than termination as a result of his death or disability or termination by the Corporation without cause) prior to the applicable vesting date of such shares. Fifty percent (50%) of the Common Stock purchased by Mountaingate vested on April 1, 1996, 25% will vest on June 30, 1996, and 25% will vest on June 30, 1997. Notwithstanding such vesting schedule, Mountaingate is entitled to vote all of such shares of Common Stock.

         In addition, in November 1995 the Corporation issued to Ronald Lightstone, then its Chairman, and to Charles Weber, then its Chief Operating Officer, 1,500,000 shares of Common Stock and 100,000 shares of Common Stock, respectively, on substantially the same terms as those described above. None of such shares issued to Mr. Lightstone had vested as of the date the Corporation terminated Mr. Lightstone's employment and such shares were therefore forfeited to the Corporation at such time. See "Litigation with Ronald Lightstone." In connection with Mr. Weber's resignation from the Corporation in April 1996, the Corporation waived the vesting and forfeiture provisions applicable to the shares issued to Mr. Weber.

LITIGATION WITH RONALD LIGHTSTONE

         In December 1995, the Board terminated the employment of Ronald Lightstone, the Corporation's then Chairman of the Board, and removed him from such office. Mr. Lightstone remains a director of the Corporation, but has not been nominated by the Board for re-election as a director at the Meeting. Following such termination, the Corporation canceled 1,500,000 shares of its Common Stock (the "Lightstone Shares") which were issued to Mr. Lightstone in November 1995 subject to certain vesting requirements which were not satisfied prior to such termination. All of such shares were restored by the Corporation to the status of authorized but unissued shares and will not be entitled to vote at the Meeting on any matters described in this Proxy Statement. Mr.
Lightstone has objected to the forfeiture of such shares.


         In January 1996, the Corporation commenced legal proceedings against Mr. Lightstone in California Superior Court seeking, among other relief, damages arising out of alleged breaches by Mr. Lightstone of his fiduciary duties to the Corporation while serving as an officer and director, rescission of the agreements executed in connection with the issuance of the Lightstone Shares, declaratory relief regarding the terms of Mr. Lightstone's employment (including the status of an alleged written employment agreement which the Corporation contends was never approved, and was in fact expressly rejected, by the Board), and return of certain payments made by the Corporation to Mr. Lightstone during the term of his employment. Mr. Lightstone has filed a cross-complaint against the Corporation and Irwin Meyer, the Corporation's Chief Executive Officer, in the above-described action. The cross-complaint seeks unspecified monetary damages in excess of $3,000,000 for, among other matters, the claimed wrongful termination of Mr. Lightstone's employment in breach of the alleged written employment agreement described above. The Corporation believes that Mr. Lightstone's claims are without merit and intends to vigorously defend the claims in the cross-complaint.

                        OPTION/SAR GRANTS IN FISCAL 1995

                                                                                           Potential Realizable Value
                                                                                           at Assumed Annual Rates
                                                                                           of Stock Price Apprecia-
                                   Individual Grants                                       tion for Option Term
- --------------------------------------------------------------------------------------     --------------------------
     (a)                 (b)               (c)              (d)               (e)            (f)              (g)
                                       % of Total
                                         Options
                       Options         Granted in         Exercise         Expiration
    Name             Granted (2)       Fiscal Yr.        Price (2)         Date               5%               10%
    ----             -----------       ----------        ---------         ----------         --               ---

Arthur
Bernstein              100,000             7%               $.50             6/1/98           $7,880           $16,150

Harvey
Bibicoff(1)            400,000           ---(1)             $.50            2/27/99              0                0

- --------------------------------------------

(1) Options granted to Mr. Bibicoff in February 1996 in exchange for the cancellation of certain other options. The exercise price of these options is $.50 per share, which is greater than the market price of the Corporation's Common Stock on such date. See "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement for a description of the February 1996 agreement among Mr. Bibicoff, Bibicoff & Associates and the Corporation with regard, among other matters, such options.

(2) If stockholders approve the one-for-four Reverse Split described under Proposal No. 3 elsewhere in this Proxy Statement, the number of shares of Common Stock subject to options and the exercise price of such options will be adjusted accordingly.

              OPTION EXERCISES AND FISCAL YEAR-END (JUNE 30, 1995)
                                  OPTION VALUES

         No stock options were exercised by the named executive officers during fiscal 1995. The following table sets forth certain information concerning the outstanding options held by such named executive officers.

                                                                          NUMBER OF                                    VALUE OF
                                                                         UNEXERCISED                                 UNEXERCISED
                                 SHARES                                   OPTIONS AT                                 IN-THE-MONEY
                              ACQUIRED ON             VALUE                 FY-END                                    OPTIONS AT
NAME                          EXERCISE (3)         REALIZED($)          # OF SHARES(3)                                FY-END - $

Irwin Meyer (1)                    0                    0                     0                Exercisable                0
                                                                              0               Unexercisable               0

Arthur Bernstein                 3,500                4,594                 75,000             Exercisable              14,063
                                                                            25,000            Unexercisable              4,687

Harvey Bibicoff (2)                0                    0                  400,000             Exercisable               0(2)
                                                                              0               Unexercisable               0

- --------------------------------------------

(1) Does not include options to purchase 141,667 shares of Common Stock held by each of Alison Meyer and Patricia Meyer, the adult daughters of Mr. Meyer. Mr. Meyer has no direct or indirect economic interest in any such securities and he expressly disclaims beneficial ownership of the options and underlying shares of Common Stock held by Alison and Patricia Meyer.

(2) Options granted to Mr. Bibicoff in February 1996 in exchange for the cancellation of certain other options. The exercise price of these options is $.50 per share, which is greater than the market price of the Corporation's Common Stock on such date. See "Certain Relationships and Related Transactions" elsewhere in this Proxy Statement for a description of the February 1996 agreement among Mr. Bibicoff, Bibicoff & Associates and the Corporation with regard, among other matters, such options.

(3) If stockholders approve the one-for-four Reverse Split described under Proposal No. 3 elsewhere in this Proxy Statement, the number of options to purchase Common Stock owned by each of the persons named in the foregoing table and the exercise price of such options will be adjusted accordingly.

COMPENSATION OF DIRECTORS

         No fees are paid to members of the Board of Directors of the Corporation for their services as members of the Board of Directors. It is the policy of the Corporation to reimburse directors for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The Company and its affiliates have settled all disputes and litigation with Drew S. Levin (a former officer and director of the Corporation), Joseph Cayre, DSL Entertainment Group, Ltd. ("DSL") and Simply Style Productions, Inc. (collectively, the DSL Parties). Pursuant to the terms of the settlement, DSL agreed to pay the Company an aggregate of $258,000 (which was increased to $308,000 by reason of the fact that certain payments were not timely made to the Corporation), of which $130,000 has already been paid. Final payment of all such amounts is due not later than June 30, 1996 (subject to extension to August 1996 in the event DSL files a registration statement with respect to an initial public offering of its shares prior to June 30, 1996). TPEG's right to payment of these amounts is secured by a pledge of shares of DSL representing a 14.9% interest in DSL. TPEG has and will continue to retain an additional 5% interest in DSL, which percentage interest shall be protected against dilution in the event of an initial public offering of DSL's shares. Pursuant to the settlement, TPEG has also agreed to cause the cancellation of a $383,000 promissory note of Drew S. Levin currently held by DSL Productions, Inc. (a subsidiary of the Corporation). In addition, under the settlement Joseph Cayre retained ownership of 125,000 shares of the Corporation's Common Stock which were issued to Mr. Cayre in connection with the acquisition of DSL Productions, Inc. by the Corporation in May 1994. Mr. Cayre has also relinquished his right to a participation in revenues to be derived from certain TV series, the value of which participation at the time of such settlement was carried on the books of the Corporation at $280,000.

        The Corporation has also agreed in principle to the settlement of a lawsuit entitled DSL Entertainment, Joint Venture, a California Joint Venture v. DSL Productions, Inc. In connection with such settlement, the Corporation has agreed to pay to DSL Entertainment, Joint Venture, a California Joint Venture ("DSLJV") $50,000 in equal monthly installments of $5,000, to issue to DSLJV 130,000 shares of its Common Stock and to grant to DSLJV warrants (having a term of two years) to purchase an additional 100,000 shares of its Common Stock (the "Warrants") for an exercise price equal to the market price of the Corporation's Common Stock on the day immediately preceding the date of issuance of such Warrants. The settlement of this action is subject to execution by the parties of a definitive settlement agreement and related documentation.

         In February 1995, the Corporation and Harvey Bibicoff agreed to terminate Mr. Bibicoff's employment as the Corporation's Chief Executive Officer and he resigned as an officer and director of the Corporation. At such time, the Corporation entered into a consulting agreement with Bibicoff & Associates, Inc., which is owned by Harvey Bibicoff, pursuant to which the Corporation is entitled to receive consulting and advisory services from Mr. Bibicoff. Compensation under this agreement, which expires on June 30, 1999, consists of annual compensation of $80,000 and an annual bonus of not less than 2% of all qualified offerings, as defined, that he arranges for the Corporation. In February 1996, the Corporation, Mr. Bibicoff and Bibicoff & Associates agreed, among other matters, to terminate all of the approximately 846,000 options to purchase Common Stock then held by Mr. Bibicoff and Bibicoff & Associates (which options were exercisable at prices ranging from $1.25 to $3.25 per share) and to issue to Mr. Bibicoff new options to purchase 400,000 shares of Common Stock at an exercise price of $.50 per share. Such new options expire on the third anniversary of the date of grant.

         In connection with the agreement between Mountaingate and the Corporation pursuant to which Mountaingate provides the Corporation with the services of Irwin Meyer and others, the agreement between the Corporation and AliPat, which formerly provided the Corporation with the services of Mr. Meyer and others, was terminated and indebtedness of AliPat to the Corporation in the amount of $67,496 was canceled. See "Agreements With Executive Officers" elsewhere in this Proxy Statememt.

         Dempsey & Johnson, P.C., a law firm of which Michael Dempsey, a nominee for director, is a partner, currently provides legal services to the Corporation and, since January 1, 1995, received fees for such services in the amount of approximately $217,000.

         First Colonial Securities Group, an investment banking firm of which Mr. Lichtenberg, a nominee for director, is a managing director and a stockholder, served as an underwriter in a public offering of securities by the Corporation in December 1994. In such transaction, First Colonial and its affiliates received compensation in the form of underwriters'discounts and other fees totalling approximately of $225,000 and was granted a five year option to purchase up to 45,000 of the Units sold in such offering at a price of $7.00 per Unit, $2.00 per

Unit above the public offering price thereof. Such options have since been transferred by First Colonial to certain employees of such firm, including Mr. Lichtenberg. See "Security Ownership of Management" elsewhere in this Proxy Statememt. First Colonial is continuing, but is under no obligation, to act as a market maker in the Corporation's securities for which it receives no compensation from the Corporation.

PROPOSAL NO. 2:    RATIFICATION AND APPROVAL OF 1995 STOCK OPTION PLAN

         The Corporation's 1995 Stock Option Plan (the "1995 Plan") was adopted by the Board in June 1995, subject to approval by the stockholders of the Corporation. Under the 1995 Plan, a total of 5,000,000 shares of Common Stock have been reserved for issuance upon the exercise of stock options and related stock appreciation rights ("SARs").

         The 1995 Plan provides that the number of shares of Common Stock subject thereto and the number of outstanding stock options and their exercise prices are to be appropriately adjusted in the event of a reorganization, consolidation, reclassification, recapitalization, combination or exchange of Common Stock, stock split, reverse split, stock dividend or rights offering. Shares of Common Stock allocated to options and/or SARs which have expired or been terminated may be reallocated to other options and/or SARs under such plan. Accordingly, in the event that the Corporation's stockholders approve the one-for-four Reverse Split described under Proposal No. 3, the number of shares of Common Stock reserved under the 1995 Plan shall be reduced to 1,250,000 shares.

         Pursuant to the 1995 Plan, the Corporation may grant (i) incentive stock options ("ISOs"), as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), (ii) nonqualified stock options ("NSOs"), and
(iii) SARs to officers directors and key employees of the Corporation. The 1995 Plan provides for administration by the Board of the Corporation or by a Committee of the Board which selects the optionees, authorizes the grant of options and determines the exercise price and other terms of the options, including the vesting schedule thereof, if any. Currently, the 1995 Plan is administered by the Board.

         The per share exercise price of each ISO granted under the 1995 Plan must be at least 100% of the fair market value of a share of Common Stock (and not less than 110% of the fair market value in the case of any optionee of an ISO who beneficially owns more than 10% of the total combined voting power of the Corporation) on the date such option is granted. The 1995 Plan provides that the per share exercise price of an NSO must be at least 25% of the fair market value of a share of Common Stock on the date such option is granted. Each option granted under the 1995 Plan may be exercisable for a period determined by the Board or the committee administering the plan, not to exceed ten years (or five years in the case of any optionee of an ISO who beneficially owns more than 10% of the total combined voting power of the Corporation) from the date of grant. Options issued under the 1995 will be exercisable as the Committee administering such plan may determine, but in no event shall an option be exercisable prior to the later of (a) six months after the date of grant, or (b) six months after the date on which stockholder approval of the 1995 Plan has been obtained. If stockholders of the Corporation do not approve the 1995 Plan within twelve months of its adoption, then such plan shall automatically terminate and all options and SARs granted thereunder shall terminate.

         Incentive stock options granted under the 1995 Plan are non-transferrable, except upon death, by will or by operation of the laws of descent and distribution, and may by exercised during the employee's lifetime only by the optionee. There is no limit on the number of shares with respect to which options may be granted under the 1995 Plan to any participating employee. However, under the terms of the 1995 Plan, the aggregate fair market value of the stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under all such plans of the Corporation and any parent and subsidiary corporations of the

Corporation) may not exceed $100,000. To the extent that the aggregate fair market value of the stock subject to such options exceeds $100,000 during any such calendar year, such options shall be treated as NSOs under the Code.

         Options granted under the 1995 Plan may be exercised within twelve months after the date of an optionee's termination of employment by reason of his death or disability, or within ninety days after the date of termination by reason of retirement, voluntary termination approved by the Board or involuntary termination by the Corporation other than for Cause (as defined in the 1995
Plan), but, in any such case, not later than the expiration date of such option and only to the extent the option was otherwise exercisable at the date of termination. In the event an optionee's employment is terminated by the Corporation for Cause or voluntarily terminated by the optionee without the approval of the Board, such optionee's option shall terminate immediately upon the date of such termination of employment.

         The 1995 Plan also provides for the grant of SARs, which may be granted on a stand-alone basis or in tandem with stock options, which may be surrendered to the Corporation in exchange for cash, Common Stock or a combination thereof, as determined by the committee administering the 1995 Plan, having a value equal to the dollar amount obtained by multiplying (x) the number of shares subject to the surrendered SAR or option by (y) the amount by which the fair market value per share of Common Stock exceeds the exercise price per share specified in the agreement governing the surrendered SARs or options.

         The 1995 Plan expires on May 31, 2005 unless terminated earlier by the Board. The 1995 Plan is subject to amendment by the Board without stockholder approval, except that no amendment which increases the maximum aggregate number of shares which may be issued under the 1995 Plan or changes the class of eligible participants in the 1995 Plan would be allowed without the approval of the stockholders of the Corporation. The Board may terminate the 1995 Plan at any time.

         As of the date of this Proxy Statement, no options have been granted under the 1995 Plan.

VOTE REQUIRED

         Unless otherwise directed by a stockholder, all shares of Common Stock represented by a duly executed Proxy will be voted in favor of approval of the adoption of the 1995 Plan. Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the Corporation's outstanding Common Stock present and voting at the Meeting.

         The Board unanimously recommends that the stockholders vote FOR adoption of the 1995 Plan.

PROPOSAL NO. 3:    AMENDMENT OF CERTIFICATE OF INCORPORATION TO
                   EFFECT A ONE-FOR-FOUR REVERSE STOCK SPLIT

GENERAL

         The Board has unanimously approved, subject to approval by stockholders, an amendment to the Corporation's Certificate of Incorporation, in the form of Exhibit A attached to this Proxy Statement (the "Amendment"), effecting a one-for-four Reverse Split of all issued shares of Common Stock pursuant to which each four (4) shares of Common Stock (the "Old Common Stock") issued as of the effective date of the

Amendment (the "Effective Date") will be automatically converted into one (1) new share of Common Stock (the "New Common Stock").

         The Certificate of Incorporation, as amended to date, provides for 50,000,000 authorized shares of Common Stock, par value $.001 per share, 12,971,481 of which were issued and outstanding as of the Record Date, and 20,000,000 shares of Preferred Stock, par value $.001 per share, 1,000,000 of which were issued and outstanding as of the Record Date.

EFFECTS OF THE REVERSE SPLIT

         If the Amendment is approved by the Corporation's Stockholders and the Reverse Split is effected, the consequences to the authorized, issued and outstanding shares of Common Stock will be as follows:

         (1) The 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock currently authorized by the Corporation's Certificate of Incorporation, and their par value of $.001 per share, will remain unchanged.

         (2) The total number of shares of Common Stock issued to and held of record by each Stockholder immediately prior to the Effective Date will be reduced by such Old Common Stock being automatically converted into the number of whole shares of New Common Stock determined by dividing the number of shares of Old Common Stock so owned by such holder by four. It is estimated that, following the completion of the Reverse Split, approximately 3,242,870 shares of New Common Stock will be issued and outstanding and approximately 46,757,130 shares of Common Stock will be authorized and unissued, of which, approximately 582,500 shares will be reserved for issuance upon the exercise of outstanding warrants and options and the conversion of the Corporation's outstanding Series A Preferred Stock.

         (3) The Corporation's stated capital (defined generally under Delaware General Corporation Law ("GCL") as the aggregate sum of the par value of all issued shares with par value) will be reduced from approximately $14,093 based upon the Corporation's stated capital as of the Record Date, to approximately $3,523. A reduction in stated capital will, under the GCL, result in a corresponding increase in capital surplus.

         (4) By reason of the antidilution provisions contained in the instruments governing the Corporation's outstanding options, warrants and convertible securities, the number of shares of Common Stock issuable upon the exercise or conversion, as the case may be, of such securities and the number of shares of Common Stock reserved for issuance under such securities or the plans pursuant to which such securities were granted or issued will, as a result of the Reverse Split, be reduced by a factor of four, and there will be a corresponding increase in the exercise or conversion price per share of Common Stock thereunder.

         (5) The Corporation will not issue fractional shares resulting from the Reverse Split. In lieu thereof, the Corporation will pay each holder of any such fractional share, upon delivery to the exchange agent for the shares of Common Stock (the "Exchange Agent") of a certificate or certificates representing each such Old Common Stock, together with the letter of transmittal described below, cash equal to the fair market value of such fractional share as of the Effective Date. Fair market value of each whole share of New Common Stock shall be equal to the highest bid price for the shares of New Common Stock on the NASDAQ Small Cap Market as of the close of business on the Effective Date. Each fractional share will have a fair market value equal to the fair market value of a whole share of New Common Stock multiplied by the applicable fraction. Accordingly, after consummation of the Reverse Split, any stockholder holding less than one share of New Common Stock will retain only the right to receive cash in lieu of such fractional share and his rights and interests as a stockholder, including voting rights and the right to share in the assets and future earnings of the Corporation, will be terminated. Each stockholder who continues to own one or more shares of New Common Stock will continue to be a stockholder of the Corporation and to share in its future growth and earnings, if any, to the extent of such stockholder's ownership of New Common Stock.

         (6) Holders of the Corporation's outstanding shares of Common Stock will not have dissenters' rights of appraisal or any similar rights by reason of the Reverse Split.

PURPOSES OF THE REVERSE SPLIT

         The primary purposes underlying the unanimous determination by the Board to effect the Reverse Split include the following:

         (1) A reduction in the number of issued and outstanding shares of Common Stock will increase proportionately the Corporation's future earnings per share, in the event such earnings are realized. Such an increase in earnings per share, if any, may render its shares of Common Stock more attractive to a broader group of investors or for issuance in connection with future potential acquisitions by the Corporation of other businesses or properties. However, stockholders should be aware that a reduction in the number of issued and outstanding shares of Common Stock resulting from the Reverse Split could increase proportionately the Corporation's losses per share if it continues to sustain net losses in the future, with potentially adverse consequences to the future market value of the shares of Common Stock.


         (2) The Board believes that an additional positive effect of the Reverse Split will be the Corporation's enhanced ability to undertake future public or private financings to fund the growth of its operations.



         In that regard, on April 11, 1996, the Corporation entered into a non-binding letter of intent with respect to a public offering of equity securities representing aggregate gross proceeds of approximately $4,400,000. Approval of the Reverse Split is a condition of the public offering. There can be no assurance that the Corporation will succeed in consummating the public offering or that the other positive consequences of the Reserve Split will be realized.



         (3) By reason of the Reverse Split, the market value of a share of Common Stock may increase to a level above the current market value. Failure to maintain a bid price in excess of $1.00 per share could result in the future delisting of the Company's Common Stock on the NASDAQ Small Cap Market, which might adversely affect the trading in and liquidity of such shares. The quoted high and low bid prices of the Common Stock on the NASDAQ Small Cap Market during the past 8 fiscal quarters are summarized as follows


           Dates                        Low Bid                 High Bid
           -----                        -------                 --------

Fiscal Quarter Ended:

  June 30, 1994                          2.438                    3.375

  September 30, 1994                     1.125                    2.938

  December 31, 1994                      0.688                    2.000

  March 31, 1995                         0.500                    0.813

  June 30, 1995                          0.375                    0.813

  September 30, 1995                     0.688                     0.75

  December 31, 1995                      0.625                    0.688

  March 31, 1996                         0.281                    0.313

         As of the close of business on the business day immediately preceding the Record Date, the per share bid price for the shares of Common Stock on the NASDAQ Small Cap Market was $.25.


         While the Board believes that the shares of Common Stock will, as a result of the Reverse Split, trade at higher prices than those which have prevailed in recent fiscal quarters, there can be no assurance that such increase in the market value will occur or, if such an increase occurs, that it will equal or exceed the direct arithmetical result of the Reverse Split since there are numerous factors and contingencies which could effect such value, including the status of the market for the shares of Common Stock at the time, the Corporation's reported results of operations in future fiscal periods and general stock market conditions. THEREFORE, THERE CAN BE NO ASSURANCE THAT THE SHARES OF COMMON STOCK WILL NOT, DESPITE THE REVERSE SPLIT, TRADE AT PRICES WHICH ARE LESS THAN THE ARITHMETICAL EQUIVALENT SHARE PRICE RESULTING FROM THE REVERSE SPLIT.

PROCEDURES FOR EXCHANGE OF STOCK CERTIFICATES - LETTERS OF TRANSMITTAL

         As soon as practicable after the Effective Date, the Corporation will forward a letter of transmittal to each holder of record of shares of Old Common Stock outstanding as of the Effective Date. The letter of transmittal will set forth instructions for the surrender of certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Old Common Stock have been converted as a result of the Reverse Split. CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE EXCHANGE AGENT PRIOR TO RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE CORPORATION.

         Until a stockholder forwards a completed letter of transmittal together with certificates representing his shares of Old Common Stock to the Exchange Agent and receives a certificate representing shares of New Common Stock, such stockholder's Old Common Stock shall be deemed equal to the number of whole shares of New Common Stock to which each stockholder is entitled as a result of the Reverse Split.

         In addition, each holder of any fractional share resulting from the Reverse Split, will, upon forwarding a completed letter of transmittal and certificates representing his shares of Old Common Stock to the Exchange Agent, receive cash equal to the fair market value of such fractional share as of the Effective Date. As noted above under "Effects of the Reverse Split," the fair market value of each fractional share will be equal to the highest bid price per share of New Common Stock on the NASDAQ Small Cap Market as of the close of business on the Effective Date, multiplied by the applicable fraction.

FEDERAL INCOME TAX TREATMENT OF THE REVERSE SPLIT

         The tax discussion set forth below is included for general information only. The tax treatment of the Reverse Split may vary depending upon, among other considerations, the particular circumstances of a stockholder. No information is provided herein as to the state, local or foreign tax treatment of the Reverse Split. The corporation makes no representations concerning the tax treatment for any of its stockholders and stockholders are urged to consult their tax advisors to determine the particular federal, state, local and foreign tax treatment of the Reverse Split.

         The federal income tax treatment of the Reverse Split will vary among stockholders depending upon whether they receive, in exchange for shares of Old Common Stock, (1) any cash in lieu of a fractional share or (2) solely shares of New Common Stock. A stockholder who receives solely cash in lieu of a fractional share, or both shares of New Common Stock and cash in lieu of a fractional share in exchange for his shares of Old Common Stock should recognize gain (or loss) to the extent that the cash received exceeds (or is less than) the basis in the shares of Old Common Stock for which cash was received. A stockholder who receives solely shares of New Common Stock should not recognize gain or loss on the exchange of such shares of Old Common Stock for shares of New Common Stock. The stockholder's basis in each of the shares of New Common Stock received in the Reverse Split should equal the aggregate basis in the shares of Old Common Stock that were exchanged in the Reverse Split for such shares of New Common Stock. If such shares of Old Common Stock were held by the stockholder as a capital asset, the respective holding periods for each of the stockholder's New Common Stock should include the holding period of the shares of Old Common Stock that were exchanged in the Reverse Split for such shares of New Common Stock.

VOTE REQUIRED

         Unless otherwise directed by a stockholder, all shares of Common Stock represented by a duly executed proxy will be voted in favor of the Amendment effecting the Reverse Split. Under the Delaware GCL, approval of the Reverse Split requires the affirmative vote of the holders of a majority of all of the outstanding shares of Common Stock entitled to vote at the Meeting.

NO COST TO BE BORNE BY STOCKHOLDERS

         Stockholders will not be required to bear any expenses in connection with the Reverse Split relating to the exchange of stock certificates, the payment for fractional shares or this solicitation of proxies. The Corporation will bear the cost of the solicitation of proxies and conducting the Meeting, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners. The Corporation will request such brokers, custodians, nominees, fiduciaries and others to forward proxy materials to their principals. Solicitations will be made primarily by mail, but certain directors, officers and employees of the Corporation may solicit proxies in person, or by telephone, telecopier or telegram without receiving special compensation for these services.

BOARD RECOMMENDATION

         The Board unanimously recommends that the stockholders vote FOR approval of the Amendment to effect the Reverse Split.

                              INDEPENDENT AUDITORS

     The Board has selected the firm of Kellogg & Andelson to continue to serve as the Corporation's independent auditors for the fiscal year ending June 30, 1996. A representative of Kellogg & Andelson will be at the Meeting and will have the opportunity to address the stockholders if he so desires and is expected to be present at the Meeting. The representative will be available to answer appropriate questions from stockholders.

                                  OTHER MATTERS

         The Board is not aware of any matters or transactions to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                            By Order of the Board of Directors
                                            Arthur Bernstein, Secretary



Beverly Hills, California

May 2, 1996

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                         ------------------------------

         The undersigned, being the President and Secretary, respectively, of The Producers Entertainment Group Ltd. (the "Corporation") DO HEREBY CERTIFY as follows:

         1. The name of the Corporation is The Producers Entertainment Group
Ltd.

         2. The Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for four (4) reverse split of all of the Corporation's issued common stock, par value $.001 per share (hereinafter the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State, each four (4) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

         3. In order to effectuate the amendment set forth in Paragraph 2 above:

            (a) All of the Corporation's issued Common Stock, having a par value of $.001 per share, is hereby changed into new Common Stock, having a par value of $.001 per share, on the basis of one (1) new share of Common Stock for each four (4) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each shareholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a cash payment equal to the fair market value of such fractional share;

            (b) The Corporation's 50,000,000 authorized shares of Common Stock, having a par value of $.001 per share, shall not be changed;

            (c) The Corporation's 20,000,000 authorized shares of preferred stock, having a par value of $.001 per share, shall not be changed; and

            (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this

Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

         4. The foregoing amendments of the Certificate of Incorporation of the Corporation have been duly adopted by Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned have subscribed this document on the date set forth below.

Dated:                 , 1996
        ---------------
                                                 -------------------------------
                                                     Irwin Meyer, President



Attest:



- -----------------------------
Arthur Bernstein, Secretary

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                             1995 STOCK OPTION PLAN

                                TABLE OF CONTENTS

ARTICLE I...................................................................   1

ESTABLISHMENT...............................................................   1
         1.1      Establishment.............................................   1
         1.2      Purpose...................................................   1
         1.3      Effective Date............................................   1

ARTICLE II..................................................................   1
         DEFINITIONS........................................................   1
         2.1      "Affiliate"...............................................   1
         2.2      "Agreement" or "Award Agreement"..........................   2
         2.3      "Award"...................................................   2
         2.4      "Board of Directors" or "Board"...........................   2
         2.5      "Cause"...................................................   2
         2.6      "Change in Control" and "Change in Control Price".........   2
         2.7      "Code" or "Internal Revenue Code".........................   2
         2.8      "Commission"..............................................   2
         2.9      "Committee"...............................................   2
         2.10     "Common Stock" or "Stock".................................   2
         2.11     "Company".................................................   2
         2.12     "Disability"..............................................   2
         2.13     "Disinterested Person"....................................   3
         2.14     "Effective Date"..........................................   3
         2.15     "Exchange Act"............................................   3
         2.16     "Fair Market Value".......................................   3
         2.17     "Grant Date"..............................................   3
         2.18     "Incentive Stock Option"..................................   3
         2.19     "Nonqualified Stock Option"...............................   3
         2.20     "Option Period"...........................................   4
         2.21     "Option Price"............................................   4
         2.22     "Participant".............................................   4
         2.23     "Plan"....................................................   4
         2.24     "Representative"..........................................   4
         2.25     "Retirement"..............................................   4
         2.26     "Rule 16b-3"..............................................   4
         2.27     "Securities Act"..........................................   4
         2.28     "Stock Appreciation Right"................................   4
         2.29     "Stock Option" or "Option"................................   4
         2.30     "Termination of Employment"...............................   4

ARTICLE III.................................................................   5

ADMINISTRATION..............................................................   5
         3.1      Committee Structure and Authority.........................   5

ARTICLE IV....................................................................    7

STOCK SUBJECT TO PLAN.........................................................    7
         4.1      Number of Shares of Common Stock............................    7
         4.2      Release of Shares...........................................    7
         4.3      Restrictions on Shares......................................    7
         4.4      Shareholder Rights..........................................    8
         4.5      Anti-Dilution...............................................    8

ARTICLE V.....................................................................    8

ELIGIBILITY...................................................................    8
         5.1      Eligibility.................................................    8

ARTICLE VI....................................................................    9

STOCK OPTIONS.................................................................    9
         6.1      General.....................................................    9
         6.2      Grant and Exercise..........................................    9
         6.3      Terms and Conditions........................................    9
                  (a)      Option Period......................................    9
                  (b)      Option Price.......................................   10
                  (c)      Exercisability.....................................   10
                  (d)      Method of Exercise.................................   10
                  (e)      Company Loan or Guarantee..........................   10
                  (f)      Non-transferability of Options.....................   11
         6.4      Termination by Reason of Death..............................   11
         6.5      Termination by Reason of Disability.........................   11
         6.6      Other Termination...........................................   11

ARTICLE VII...................................................................   12

STOCK APPRECIATION RIGHTS.....................................................   12
         7.1      General.....................................................   12
         7.2      Grant.......................................................   12
         7.3      Terms and Conditions........................................   12
                  (a)      Period and Exercise................................   12
                  (b)      Amount.............................................   13
                  (c)      Special Rules......................................   13
                  (d)      Non-transferability of Stock Appreciation Rights...   13
                  (e)      Termination........................................   13
                  (f)      Effect on Shares Under the Plan....................   13
                  (g)      Incentive Stock Option.............................   13

ARTICLE VIII.........................................................................   14

CHANGE IN CONTROL PROVISIONS.........................................................   14
         8.1      Impact of Event....................................................   14
         8.2      Definition of Change in Control....................................   15
         (c)      Change in Control Price............................................   15

ARTICLE IX...........................................................................   16

MISCELLANEOUS........................................................................   16
         9.1      Amendments and Termination.........................................   16
         9.2      Unfunded Status of Plan............................................   16
         9.3      General Provisions.................................................   17
                  (a)      Representation............................................   17
                  (b)      No Additional Obligation..................................   17
                  (c)      Withholding...............................................   17
                  (d)      Representation............................................   17
                  (e)      Controlling Law...........................................   17
                  (f)      Offset....................................................   17
                  (g)      Limited Transfer During Offering..........................   17
                  (h)      Committee Discretion......................................   18
                  (i)      No Company Obligation.....................................   18
                  (j)      Transfer of Shares........................................   18
         9.4      Mitigation of Excise Tax...........................................   18
         9.5      Rights with Respect to Continuation of Employment..................   19
         9.6      Awards in Substitution for Awards Granted by Other Corporations....   19
         9.7      Procedure for Adoption.............................................   19
         9.8      Procedure for Withdrawal...........................................   19
         9.9      Delay..............................................................   19
         9.10     Headings...........................................................   20
         9.11     Severability.......................................................   20
         9.12     Successors and Assigns.............................................   20
         9.13     Entire Agreement...................................................   20

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                             1995 STOCK OPTION PLAN


                                    ARTICLE I

                                  ESTABLISHMENT

         1.1     Establishment

         The Producers Entertainment Group Ltd., a Delaware corporation (the "Company"), hereby establishes The Producers Entertainment Group Ltd. 1995 Stock Option Plan (the "Plan").

         1.2     Purpose

         The purpose of the Plan is to promote the interests of the Company and its stockholders. The Plan permits the grant of stock options and stock appreciation rights to the officers, directors, and employees of the Company and its Affiliates in order to allow them to participate in the Company's future long-term growth and financial success and to enable the Company or an Affiliate to attract and retain such persons by offering them proprietary interests in the Company. The Plan is adopted effective as of the later of (i) the Effective Date and (ii) the date on which the Plan has been approved by the stockholders of the Company.

         1.3     Effective Date

         The Plan was adopted by the Company's Board of Directors on and as of June 1, 1995 and will become effective as of such date if approved by the Company's stockholders in accordance with Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). If the Company's stockholders do not approve the Plan on or prior to June 1, 1996, the Plan shall automatically terminate as of the close of business on such date and any Options granted hereunder shall thereupon terminate.

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of the Plan, the following terms are defined as set forth below:

         2.1 "Affiliate" means any corporation, partnership, association, joint-stock company, trust, unincorporated association, subsidiary or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

         2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

         2.3 "Award" means a Stock Option or Stock Appreciation Right.

         2.4 "Board of Directors" or "Board" means the Board of Directors of the Company.

         2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred or (b) the willful and deliberate failure on the part of the Participant to perform the Participant's duties to the Company or an Affiliate in any material respect.

         2.6 "Change in Control" and "Change in Control Price" have the meanings set forth in Section 8.2 and 8.3, respectively.

         2.7 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code.

         2.8 "Commission" means the United States Securities and Exchange Commission or any successor agency.

         2.9 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

         2.10 "Common Stock" or "Stock" means the regular voting Common Stock, $.01 par value per share, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

         2.11 "Company" means The Producers Entertainment Group Ltd., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         2.12 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, if any such plan exists, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

         2.13 "Disinterested Person" shall mean a person who is deemed a disinterested person within the meaning set forth in Rule 16b-3(d)(3), or any successor definition adopted by the Commission.

         2.14 "Effective Date" means the date the Plan was adopted by the Board of Directors.

         2.15 "Exchange Act" has the meaning specified in Section 1.3.

         2.16 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

              (a) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System ("NASDAQ/NMS"), the closing price of the Common Stock on the relevant date (or the average of the closing bid and asked prices on such date if no trades of Common Stock were made on such date), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ/NMS, as the case may be;

              (b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ/NMS, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

              (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

         2.17 "Grant Date" means the date that as of which an Award is granted pursuant to the Plan.

         2.18 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.19 "Nonqualified Stock Option" means an Option to purchase Common Stock granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

         2.20 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

         2.21 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

         2.22 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and, in the event a Representative is appointed for a Participant in accordance with the Plan, then the term "Participant" shall mean such appointed Representative, or successor Representative appointed, as the case may be. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the Participant.

         2.23 "Plan" means this The Producers Entertainment Group Ltd. 1995 Stock Option Plan, as the same may be amended hereafter from time to time.

         2.24 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

         2.25 "Retirement" means the Participant's Termination of Employment from active employment with the Company or an Affiliate pursuant to the early retirement provisions of the applicable pension plan of the Company or an Affiliate, if any, or on or after attaining age 65.

         2.26 "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Exchange Act, as amended from time to time, or any successor regulation thereto.

         2.27 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2.28 "Stock Appreciation Right" means a right granted under Article
VII.

         2.29 "Stock Option" or "Option" means an option granted under Article
VI.

         2.30 "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, director or employee of the Company or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or another Affiliate.

         In addition, certain other terms used herein have definitions given to them in the first place at which they are used.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee Structure and Authority. The Plan shall be administered and interpreted by the Committee which, except as provided herein, may be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including any meeting held by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan, except that the Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. In the event no Committee has been appointed, the Plan shall be administered by the Board, which shall have all of the powers of the Committee hereunder.

              Among other powers and authority, the Committee shall have the authority, subject to the terms of the Plan, to:

              (a) select those persons to whom Awards may be granted from time to time;

              (b) determine whether and to what extent Incentive Stock Options and Nonqualified Stock Options or any combination thereof are to be granted hereunder;

              (c) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

              (d) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Award and the Common Stock relating thereto);

              (e) adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 9.1;

              (f) determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

              (g) determine under what circumstances an Award may be paid for in cash or Common Stock;

              (h) provide for the forms of Agreement to be utilized in connection with the Plan;

              (i) determine whether a Participant has a Disability;

              (j) determine what securities law requirements are applicable to the Plan, Awards, and the issuance of Common Stock and to require of a Participant that appropriate action be taken to comply with such requirements;

              (k) cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

              (l) require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary to order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

              (m) determine whether and with what effect an individual has incurred a Termination of Employment;

              (n) determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

              (o) determine the restrictions or limitations on the transfer of Common Stock;

              (p) determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

              (q) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

              (r) appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

              The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan.

              Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

                                   ARTICLE IV

                              STOCK SUBJECT TO PLAN

         4.1 Number of Shares of Common Stock. Subject to adjustment under
Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be five million (5,000,000) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. Subject to Section 7.3(f), if any Common Stock that has been optioned cease to be subject to an Award, if any Common Stock that is subject to any Award are forfeited or if any Award otherwise terminates without the issuance to the Participant of Common Stock hereunder, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

         4.3 Restrictions on Shares. Common Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee, in its sole discretion, may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other inter-dealer quotation systems or public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award or as may otherwise be required by law. The Company may cause any certificate for any Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         4.4 Shareholder Rights. No person shall have any rights of a shareholder as to Common Stock subject to an Award until, after proper exercise of the Award or other action required, such Stock shall have been recorded on the Company's official shareholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

         4.5 Anti-Dilution. In the event of any Company stock dividend, stock split combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, or new or amended securities, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                    ARTICLE V

                                   ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are officers, directors or employees of the Company or any Affiliate who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing that a person who would otherwise be eligible to participate in the Plan will not be eligible to participate in the Plan.

                                   ARTICLE VI

                                  STOCK OPTIONS

         6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options. A Stock Option shall entitle the Participant to receive Common Stock upon exercise of such Stock Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed by the Company in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price.

         6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Stock Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, (including, without limitation, an employee within the meaning of Treasury Regulation Section 31.3401(c)-1), any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not (a) designated as an Incentive Stock Option or (b) even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422. The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by a Participant during any calendar year (under the Plan and any other plans of the Company) may not exceed $100,000.

         6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

              (a) Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Nonqualified Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten
(10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company.

              (b) Option Price. The Option Price per Common Share purchasable under an Option shall be determined by the Committee. If such Option is intended to qualify as an Incentive Stock Option, the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share. The Option Price per share of any Nonqualified Stock Options shall be determined by the Committee but shall not be less than 25% of the Fair Market Value per share on the date such Stock Option is granted.

              (c) Exercisability. Subject to Section 8.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that in no event shall an Option granted to an officer of the Company (as determined in accordance with Rule 16b-3) be exercisable prior to (i) six months after the date of grant or
(ii) six months after the Plan is approved by the Company's shareholders. No Option shall be exercisable prior to the date upon which the Plan is approved by the Company's shareholders. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

              (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise a Stock Option, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder satisfactory to the Committee and permitted in accordance with Section 6.3(e)); (iii) by authorizing the Company to retain Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash by a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise; or (v) by any combination of the foregoing approved by the Committee. In the case of an Incentive Stock Option, the right of a Participant to make a payment in the form of previously owned Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No Common Stock shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company only upon issuance of the Common Stock by the Company pursuant to the provisions of Section 4.4.

              (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the sole discretion of the Committee, the Company may at the request of the Participant:

              (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Committee may determine; or

              (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

         The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value of the Common Stock on the date of exercise, less the par value of the Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

              (f) Non-transferability of Options. Except as provided herein, no Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. The Committee may permit a Stock Option to be transferred pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414 of the Code if such section applied to the Stock Option, but only to the extent consistent with a Stock Option's intended status as an Incentive Stock Option.

         6.4 Termination by Reason of Death. If a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such longer period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

         6.5 Termination by Reason of Disability. If a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

         6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, voluntary termination by the Participant without the approval of the Board, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. If a Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, any Stock Option held by such Participant shall terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

         7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid in consideration therefor, in Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

         7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan.

         7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

              (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement, but shall be for a term not to exceed the term set forth in the last sentence of Section 6.3(a). Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the stock Appreciation Right to be exercised.

              (b) Amount. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, Common Stock, or both, as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per Common Share over the Option Price per Common Share specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. In the case of a Stock Appreciation Right granted on a stand alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per Common Share. The aggregate Fair Market Value of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

              (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

                  (i) the Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                  (ii) the Committee may provide that the amount to be paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ/NMS, NASDAQ Small Cap Market or other relevant market for determining value on any day during such "window period"; and

                  (iii) no Stock Appreciation right shall be exercisable during the first six months of its term.

              (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

              (e) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

              (f) Effect on Shares Under the Plan. Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time as determined in accordance with Section 7.3(b) hereof.

              (g) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

                                  ARTICLE VIII

                          CHANGE IN CONTROL PROVISIONS

         8.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 8.2) the Committee, in its sole discretion, may determine:

              (a) that any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original; or

              (b) with respect to Awards outstanding as of the date of such Change in Control, to substitute or assume for such Awards a corresponding new Award under the plan of the acquired corporation, provided that (a) the excess of the aggregate Fair Market Value of shares subject to the Award immediately after the substitution or assumption above the aggregate award price of such new Stock is not more than the similar excess subject to the Award immediately before such substitution and (b) the new Award does not give the Participant additional benefits, including any extension of the exercise period, all in accordance with Section 424(a) of the Code.

         Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant by giving notice during the 60-day period from and after a Change in Control to the Company, to elect to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 8.3) per Common Share on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per Common Share under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award as to which the right granted hereunder shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Award held by a Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange
Act), such Award shall be cancelled in exchange for a cash payment to the Participant, effected on the day which is six months and one day after the date of grant of such Award, equal to the Spread multiplied by the number of shares of Common Stock granted under the Award. With respect to any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Change in Control, and the Committee shall have sole discretion to approve the Participant's exercise hereunder.

         8.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

              (a) (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding Common Stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") or (ii) the approval by the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 8.2 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided such acquisition of beneficial ownership or such Corporation Transaction would result in any person (other than the beneficial holders of the Outstanding Common Stock immediately prior to the Corporate Transaction) beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) following the acquisition or Corporate Transaction 25% or more of the Outstanding Company Common Stock or 25% or more of the Outstanding Company Voting Securities; excluding, however any acquisition by any subsidiary of the Company or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate; or

              (b) A change in the composition of the Board such that the individuals who constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 8.2(b), that any individual who becomes a member of the Board subsequent to the Effective Date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, however that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

              (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a Common Share in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ/NMS or NASDAQ Small Cap Market during the 60-day period prior to and including the date of a Change of Control or (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per Common Share paid in such tender or exchange offer or such Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Stock Option or Stock Appreciation Right theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law, the Plan or agreement.

                  The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

                  The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options or Stock Appreciation Rights for previously granted Stock Options or Stock Appreciation Rights, including previously granted Stock Options or Stock Appreciation Rights having higher Option Prices but no such substitution shall be made which would impair the rights of Participants under such Stock Option or Stock Appreciation Right theretofore granted without the Participant's Consent.

                  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

         9.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation purposes. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         9.3 General Provisions.

              (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfers.

              (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

              (c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and its

Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

              (d) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

              (e) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its laws respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

              (f) Offset. Any amounts owed to the Company or an Affiliate by a Participant of whatever nature may be offset by the Company from the value of any Common Stock, cash or other item of value under the Plan or an Agreement to be transferred to the Participant, and no Common Stock, cash or other item of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

              (g) Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of Common Stock issued directly or indirectly pursuant to an Award.

              (h) Committee Discretion. The Committee may in its discretion include in any Agreement an obligation that the Company purchase a Participant's Common Stock received upon the exercise of an Award (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement.

              (i) No Company Obligation. Except as required by law, neither the Company, nor any Affiliate, shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Option, and such record or beneficial holders shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof. The Company shall have no duty or obligation to register the Common Stock.

              (j) Transfer of Shares. A Participant may at any time make a transfer of Common Stock received pursuant to the exercise of an Award to his parents, spouse or descendants or to any trust for the benefit of the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Agreement; provided however, that "Termination of Employment" shall continue to refer to the Termination of Employment of the Participant.

         9.4 Mitigation of Excise Tax. If any payment or right accruing to a Participant under the Plan (without the application of this Section 9.4), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9.4 shall apply with respect to any person only if, after reduction for any applicable federal excise tax imposed by
Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

         9.5 Rights with Respect to Continuation of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of the Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in the Plan.

         9.6 Awards in Substitution for Awards Granted by Other Corporations. Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in the Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         9.7 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

         9.8 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of such Affiliate's board of directors, with the consent of the Board and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

         9.9 Delay. If at the time a Participant incurs a Termination of Employment (other than for Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

         9.10 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

         9.11 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

         9.12 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors and permitted assigns.

         9.13 Entire Agreement. The Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
     Proxy Solicited on Behalf of the Board of Directors of the Corporation
       for the Special Meeting (in lieu of Annual Meeting) of Stockholders on May 29, 1996.

The undersigned hereby constitutes and appoints Irwin Meyer and Arthur Bernstein, each of them with full power to act without the other, his true and lawful agents and proxies with full power of substitution and resubstitution in each, to represent the undersigned at the Special Meeting (in lieu of Annual Meeting) of Stockholders of THE PRODUCERS ENTERTAINMENT GROUP LTD. to be held at The Wilshire Room of the Radisson Beverly Pavillion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, at 9:30 A.M., California time, on May 29, 1996 and any adjournments thereof, on all matters before said meeting.

1.       ELECTION OF DIRECTORS

         Nominees: Irwin Meyer, Arthur Bernstein, Michael Levy, Ben Lichtenberg and Michael Dempsey.

         / /  FOR all nominees listed except vote withheld                / /  WITHHELD AUTHORITY to vote from
              from the following nominees (if any):                            all nominees listed above
- -------------------------------------------------------------------------------------------------------------------

2.       PROPOSAL TO APPROVE THE CORPORATION'S 1995 STOCK OPTION PLAN (Mark
         Only One)

         / /  FOR            / /  AGAINST             / /  ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION EFFECTING A ONE (1) FOR FOUR (4) REVERSE SPLIT OF THE CORPORATION'S ISSUED COMMON STOCK (Mark Only One).

         / /  FOR            / /  AGAINST             / /  ABSTAIN

4. In their discretion, upon other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all the nominees listed, FOR approval of the 1995 Stock Option Plan and FOR approval of the amendment to the Corporation's Certificate of Incorporation effecting the reverse split.

                                       Dated                              , 1996
                                             -----------------------------

                                       -----------------------------------------


                                       -----------------------------------------
                                                Signature of Stockholder

                                       This proxy must be signed as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

             [Letterhead of The Producers Entertainment Group Ltd.]

                                  May 2, 1996

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders of The Producers Entertainment Group Ltd. described in the accompanying formal Notice of Meeting and Proxy Statement. At that meeting, you are being asked to consider and approve, among other matters described in the Proxy Statement, a proposal to amend the Company's Certificate of Incorporation to effect a one-for-four reverse stock split.

        The reverse stock split proposal, which requires the approval of the holders of a majority of the Company's outstanding common stock, is particularly important to the Company for a variety of reasons, including:

        - enhancing the Company's ability to undertake one or more public or private equity financings which the Company is actively pursuing to further the growth of its operations;

        - increasing the per share bid price of the Company's common stock to a level which will allow the Company to maintain the listing of its common stock on the NASDAQ Small Cap Market; and

        - decreasing the number of outstanding shares of the Company to a number which the Board of Directors deems reasonable in light of the Company's size.

        On April 11, 1996, the Company entered into a non-binding letter of intent with respect to a public offering of equity securities representing aggregate gross proceeds of approximately $4,400,000. Approval of the one-for-four reverse stock split is a condition of the public offering. Any such offering will, of course, only be made through use of a prospectus in compliance with applicable securities laws. There can be no assurance that the Company will succeed in consummating the public offering or that the other positive consequences of the reverse stock split will be realized.

        The Company therefore strongly urges you to complete and return the enclosed proxy card as soon as possible, regardless of whether the number of shares you own is large or small. Voting by proxy will not affect your right to attend the meeting and vote in person should you wish to do so.

        You are also urged to vote in favor of the other proposals outlined in the Proxy Statement, including approval of the Company's 1995 Stock Option Plan and election as directors of those persons nominated by the Company, each of which proposals has been approved by the Board of Directors.

                                        Cordially,

                                        Irwin Meyer
                                        President & Chief Executive Officer